                              GARTMORE MUTUAL FUNDS

                  Gartmore Small Cap Growth Opportunities Fund
                          Gartmore Small Cap Value Fund

                    Supplement dated January 12, 2007 to the
                       Prospectus dated September 29, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

The  section  titled  "Gartmore  Small  Cap  Growth  Opportunities  Fund"  under
"Portfolio  Management"  on page 15 of the  Prospectus  has been  deleted and is restated in its entirety as follows:

Jayne  Stevlingson,  CFA is the portfolio manager of the Fund and is responsible for the  day-to-day  management  of the Fund  and the  selection  of the  Fund's investments.

Ms. Stevlingson joined the Adviser in August 2005 as a Senior Portfolio Manager.
Prior to joining the  Adviser,  she was a principal  responsible  for managing a hedge fund of small and mid-cap  equities at Altura Asset  Management,  LLC from
November  2004 to July 2005.  Previously,  she was a vice  president  and senior portfolio manager at Oppenheimer Funds, Inc. from 1999 to 2003. Prior to joining
Oppenheimer,  she was a senior  portfolio  manager  at Morgan  Stanley.  She has managed  traditional and alternative funds at major asset management firms since
1992. Ms. Stevlingson  currently also manages the Gartmore Global Technology and
Communications  Fund and the Gartmore GVIT Global Technology and  Communications
Fund.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.